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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported): August 15, 2003
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               Long Beach Acceptance Auto Receivables Trust 2003-B
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        Delaware                            333-75958            33-0660404
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(State of Other Jurisdiction    (Commission file Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)
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   One Mack Centre Drive                                            07652
   Paramus, New Jersey                                           (Zip Code)
  (Address of Principal
    Executive Offices)
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Registrant's telephone number, including area code (201) 262-5222

                                    No Change
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          (Former name of former address, if changed since last report)


ITEM: 5. OTHER EVENTS

         Information relating to distributions to Noteholders for the July 2003 Collection Period of the Registrant in respect of the Class A-1 Asset Back Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (collectively, the "Notes") issued by the Registrant. The performance of the Receivables held by the Registrant, together with certain other information relating to the Notes, is contained in the Servicer's Certificate for the referenced Collection Period. Certificates are provided to Noteholders pursuant to the Sale and Servicing Agreement dated as of June 1, 2003 between Long Beach Acceptance Auto Receivables Trust 2003-B, as Issuer, Long Beach Acceptance Receivables Corp. as Transferor, Long Beach Acceptance Corp., as Originator and Servicer and Custodian and JP Morgan Chase Bank, as Back-up Servicer and Trust Collateral Agent

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (b) Exhibits


         Exhibit No. 99.1           Servicer's Certificate for the July 2003
                                    Collection Period for the August 15, 2003
                                    Distribution Date.

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                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2003-B


By:  Long Beach Acceptance Corp., as Servicer

/s/ Michael J. Pankey
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         Michael J. Pankey
         Senior Vice President and
         Chief Financial Officer

Dated:  August 15, 2003